UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant   ☒
Filed by a Party other than the Registrant   ☐
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☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Materials Under Rule 14a-12

GLOBAL CLEAN ENERGY HOLDINGS, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.

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☐	Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(4)	Date Filed: _____________________________________________________________________

GLOBAL CLEAN ENERGY HOLDINGS, INC.
6033 WEST CENTURY BLVD, STE 895
LOS ANGELES, CA 90045

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE SHAREHOLDER MEETING TO BE HELD ON JULY 15, 2010 AT 10:00 AM PT.

<Shareholder Name>
<Shareholder Address1>
<Shareholder Address2>	Control #: 1111-1111-1111
<Shareholder Address3>

As part of our efforts to conserve environmental resources and prevent unnecessary corporate expenses, GLOBAL CLEAN ENERGY HOLDINGS, INC. has elected to provide Internet access to its proxy statement and annual reports rather than mailing paper copies. This reduces postage, printing expenses, and unnecessary paper waste.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

Voting Items
The Board of Directors recommends a vote FOR Proposals 1 through 5

1.	ELECTION OF DIRECTORS:
1. DAVID WALKER 2. MARK BERNSTEIN 3. MARTIN WENZEL 4. RICHARD PALMER

2.	RATIFICATION OF HANSEN, BARNETT & MAXWELL, P.C. AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTANT FOR THE FISCAL YEAR ENDING DECEMBER 31, 2010.

3.	APPROVAL OF THE BOARD OF DIRECTOR’S ADOPTION OF THE 2010 EQUITY INCENTIVE PLAN.

4.	APPROVAL OF REINCORPORATION OF THE COMPANY IN THE STATE OF DELAWARE PURSUANT TO A MERGER WITH AND INTO A WHOLLY OWNED SUBSIDIARY OF THE COMPANY.

5.	APPROVAL OF AMENDMENT TO CERTIFICATE (ARTICLES) OF INCORPORATION TO EFFECT REVERSE STOCK SPLIT.

           NOTE: SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING

How to Access the Proxy Materials The proxy statement and annual report to security holders are available online at: www.colonialstock.com/GlobalCleanEnergy2010
If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before July 5, 2010 to facilitate timely delivery.

TO ORDER A PAPER OR E-MAIL COPY OF THE PROXY MATERIALS:

BY PHONE – 877-285-8605 ● Please have your notice and proxy card in hand when you call.
BY INTERNET-- www.colonialstock.com/GlobalCleanEnergy2010 ● On the above website, you can request paper copies of the materials by clicking “Request Copy” and entering your control number as directed.

BY EMAIL -- annualmeeting@colonialstock.com
● List your control number and clearly identify the materials you are requesting and the name and address or email address to which the material should be sent.

Meeting Information	How to Vote
Meeting Type: Annual Meeting Meeting Date: 7/15/2010	1.	Vote online at: www.colonialstock.com/GlobalClean Energy2010 by clicking “Vote” and then entering your control number.
Meeting Time: 10:00 AM PT	2.	Send a paper voting card by mail (after requesting copies).
Meeting Location: TroyGould PC	3.	Vote in person at the meeting.
1801 Century Park East Suite 1600 Los Angeles, CA 90067